	STATEMENT TO CERTIFICATEHOLDERS

	Household Home Equity Loan Trust 2001-1
	Distribution Number	43
	Beginning Date of Collection Period	01-Nov-04
	End Date of Collection Period	30-Nov-04
	Distribution Date	20-Dec-04
	Previous Distribution Date	22-Nov-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	7,576,911.37
	Available Distribution Amount	7,506,873.45
	Principal Collections	6,093,275.11
	Interest Collections (net of servicing fee)	1,413,598.34
	Collections of Interest (net of servicing fee and principal recoveries)	1,368,287.98
	Servicing Fee	70,037.92
	Principal recoveries	45,310.36
	Skip-A-Pay Advances	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	7,576,911.37
	Interest Paid to Certificates	215,889.43
	Principal Paid to Certificates	4,223,699.48
	Equity Certificate	3,067,284.54
	Servicing Fee	70,037.92

	Pool Balance
	Begin Principal Balance	168,091,014.07
	Principal Collections (including repurchases)	6,093,275.11
	Additional Principal Reduction Amount	210,753.96
	End Principal Balance	161,786,985.00

	Collateral Performance
	Cash Yield (% of beginning balance)	10.27%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.18%
	Net Yield	9.09%

	Delinquent Loans
	30-59 days principal balance of loan	6,618,561.35
	30-59 days number of loans	94
	60-89 days principal balance of loan	1,025,293.10
	60-89 days number of loans	18
	90+ days principal balance of loan	11,426,961.01
	90+ days number of loans	151

	Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number of HEL outstanding (BOP)	2,448
	Number of HEL outstanding (EOP)	2,366
	Principal balance of REO as of the end of the collection period	2,715,106.51
	Number of loans that went into REO during the collection period	3
	Principal balance of loans that went into REO during the collection period	380,242.88

	Overcollateralization
	Begin OC Amount	55,470,034.64
	OC Release Amount	2,080,329.59
	Extra Principal Distribution Amount	-
	End OC Amount	53,389,705.05

	Target OC Amount	53,389,705.05
	Interim OC Amount	55,470,034.64
	Interim OC Deficiency	-

	Monthly Excess Cashflow	986,954.95
	Principal Distribution Amount	4,012,945.52
	Principal Collections	6,093,275.11
	OC Release Amount	2,080,329.59

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Total Certificate Balance as Percent of Total Original Certificate Balance	15.12%

	Interest Calculations
	1 month LIBOR	2.14000%
	Class A Formula Rate (1 mo Libor plus 29bps)	2.43000%
	Class A Pass-Through Rate	2.43000%
	Class M Formula Rate (1 mo Libor plus 55bps)	2.69000%
	Class M Pass-Through Rate	2.69000%
	Available Funds Cap	9.94500%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.189965
	2. Principal Distribution per $1,000	5.892975
	3. Interest Distribution per $1,000	0.296989

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	2.43000%
	2. Days in Accrual Period	28

	3. Class A Interest Due	184,480.72
	4. Class A Interest Paid	184,480.72

	5. Class A Interest Carry Forward Amount Paid	0.00
	6. Class A Supplemental Interest Amount Paid	0.00

	7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class A Principal Due & Paid
	1. Class A Principal Balance, BOP	97,608,848.82
	2. Class A Principal Due	3,660,539.55
	3. Class A Principal Paid	3,660,539.55
	4. Class A Principal Carry Forward Amount Paid	0.00
	5. Class A Unpaid Principal Carry Forward Amount	0.00
	6. Class A Principal Balance, EOP	93,948,309.27

	7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
	8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.5806914

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	6.221941
	2. Principal Distribution per $1,000	5.893260
	3. Interest Distribution per $1,000	0.328681

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	2.69000%
	2. Days in Accrual Period	28

	3. Class M Interest Due	31,408.71
	4. Class M Interest Paid	31,408.71

	5. Class M Interest Carry Forward Amount Paid	0.00
	6. Class M Supplemental Interest Amount Paid	0.00

	7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
	8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

	C. Calculation of Class M Principal Due & Paid
	1. Class M Principal Balance, BOP	15,012,130.61
	2. Class M Principal Due	563,159.93
	3. Class M Principal Paid	563,159.93
	4. Class M Principal Carry Forward Amount Paid	0.00
	5. Class M Unpaid Principal Carry Forward Amount	0.00
	6. Class M Principal Balance, EOP	14,448,970.68

	7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
	8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0893086

	HSBC FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2001-1

The undersigned, a duly authorized representative of HSBC Finance
Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	HSBC Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on December 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of December, 2004.

	HSBC FINANCE CORPORATION
	as Servicer

	By: /s/ Dennis Mickey
	Title: Servicing Officer